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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): May 24, 2004


                              THOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 1-9235                               93-0768752
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                   419 WEST PIKE STREET,                                            45334-0629
                   JACKSON CENTER, OHIO                                             (Zip Code)
          (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (937) 596-6849


             (Former name or address, if changed since last report)


                                       N/A
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    ------------------------------------------

                  99.1 Copy of press release, dated May 24, 2004, issued by Thor Industries, Inc.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On May 24, 2004, Thor Industries, Inc. (the "Company") issued a press release announcing certain financial results for the third quarter and nine months ended April 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                  In accordance with general instruction B.6 to Form 8-K, the information set forth in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THOR INDUSTRIES, INC.


Date: May 25, 2004                              By: /s/ Walter Bennett
                                                    ------------------
                                                Name:  Walter Bennett
                                                Title: Executive Vice President


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         ---------------------------------------------------

99.1           Copy of press release, dated May 24, 2004, issued by the Company